Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                _______________

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                _______________

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

           100 Wall Street, New York, NY                 10005
      (Address of principal executive offices)        (Zip Code)

                                _______________

                         Dennis J. Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506
            (Name, address and telephone number of agent for service)
                                 ______________
                       PUBLIC SERVICE COMPANY OF COLORADO
               (Exact name of obligor as specified in its charter)

           Colorado                                   84-0296600
 (State or other jurisdiction of                 (I. R. S. Employer
 incorporation or organization)                  Identification No.)

           1225 17th Street
           Denver, Colorado                              80202
(Address of principal executive offices)               (Zip Code)
                                _______________
                          FIRST COLLATERAL TRUST BONDS
                       (Title of the indenture securities)

Item 1.     General Information.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                Address
                        ----                                -------
              Comptroller of the Currency               Washington, D. C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.     Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.    List of Exhibits.

     Exhibit 1. Articles of  Association  of First  Trust of New York,  National
                Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of
                New  York,  National   Association,   incorporated   herein   by
                reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization  of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

     Exhibit 4. By-Laws  of  First  Trust  of  New  York,  National Association,
                Incorporated   herein   by  reference  to Exhibit 4 of Form T-1,
                Registration No. 33-55851.

     Exhibit 5. Not applicable.

     Exhibit 6. Consent  of  First  Trust  of New  York,  National  Association,
                required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No.33-83774.

     Exhibit 7. Report  of   Condition  of  First  Trust of New  York,  National
                Association, as of the close of business on June 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8. Not applicable.

     Exhibit 9. Not applicable.





                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 21st day of October, 1996.

                                    FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION



                                    By:   /s/ Catherine F. Donohue
                                          ________________________________
                                          Catherine F. Donohue
                                          Vice President

                                                                       Exhibit 7


                         First Trust of New York, N. A.
                        Statement of Financial Condition
                                 As of 06/30/96

                                   ($000's)

                                                 06/30/96
                                                 --------
Assets
   Cash and Due From Depository Institutions      $29,167
   Federal Reserve Stock                            3,658
   Fixed Assets                                       707
   Intangible Assets                               82,730
   Other Assets                                     8,084
                                                    -----
      Total Assets                               $124,346
                                                 ========


Liabilities
   Other Liabilities                                6,207
                                                    -----
   Total Liabilities                                6,207

Equity
   Common and Preferred Stock                       1,000
   Surplus                                        120,932
   Undivided Profits                               (3,793)
                                                   ------
      Total Equity Capital                        118,139


Total Liabilities and Equity Capital             $124,346
                                                 ========
================================================================================


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:   /s/ Catherine F. Donohue
    __________________________
      Vice President

Date:  October 21, 1996